UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2005

Atlas America, Inc.
(Exact name of registrant as specified in its chapter)

Commission file number 333-112653

DELAWARE                                                                                    51-0404430
(State or other jurisdiction of                                                                           (I.R.S. Employer
incorporation or organization)                                                                       Identification No.)

311 Rouser Road
Moon Township, PA                                                                                    15108
(Address of principal executive office)                                                                       (Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 16, 2005, Atlas America, Inc. issued a press release regarding its earnings for the fiscal year ended September 30, 2005. A copy of this press release is furnished with this report as an exhibit to Form 8-K. The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(c)   Exhibits
  99.1 Press Release dated November 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         By: Atlas America, Inc.

November 17, 2005                                      By: /s/Matthew A. Jones
                                                   Matthew A. Jones
                           Chief Financial Officer